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                                                                    EXHIBIT 10.8

                                   SUITE 333
                            383 CAMINO DEL RIO NORTH
                        SAN DIEGO, CALIFORNIA 92108-1789
                            TELEPHONE (619) 280-8000
                            FACSIMILE (619) 280-8001

                                                         REPLY TO FILE NO. 3159K


                               NOVEMBER 21, 1998


Mr. William R. Dunavant
2461 Provence Circle
Weston, Florida 33327

     Re: YOUR EMPLOYMENT AGREEMENT AS PRESIDENT
         OF CORSAIRE, INC.

Dear Mr. Dunavant:

     The undersigned is the attorney for Corsaire, Inc. also known as Corsaire Snowboard, Inc. ("Corsaire").

     Pursuant to your discussions with our Mr. Rene M. Hamouth ("Hamouth") and yourself ("Dunavant"), please let this letter serve as your agreement with respect to your employment as the President of Corsaire.

     Accordingly, the following are the agreed upon terms and conditions of your employment agreement:

     1. TITLE, JOB DESCRIPTION AND TERM OF EMPLOYMENT: Dunavant agrees to serve as the "President" of Corsaire for a period of three (3) years beginning November 20, 1998 with the duties and responsibilities customarily required of a president of a U.S. publicly traded company.

     2. APPOINTMENT AS DIRECTOR: In addition to the services to be provided as the President of Corsaire, Dunavant hereby accepts the appointment as a Director of Corsaire to fill a vacancy that presently exists on the Corsaire Board of Directors.

     3. ACKNOWLEDGEMENT OF APPOINTMENT OF ADDITIONAL DIRECTORS: Dunavant acknowledges that concurrent with his appointment as a Director, that the present sole Director of Corsaire is appointing four (4) still additional Directors to fill still other vacancies on the Board of Directors. Dunavant shall have the right to select one (1) of these four (4) additional Directors.

     4. RESIGNATION OF HAMOUTH AS A DIRECTOR: Upon appointment of Dunavant and the additional four (4) Directors, Hamouth will resign as a Director of Corsaire.
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     5.   STOCK COMPENSATION: In addition to a salary to be determined by the new Board of Directors, Corsaire agrees to issue to Dunavant the following restricted shares of common stock:

          1. ONE MILLION (1,000,000) shares upon execution of this Employment Agreement.

          2. An additional ONE MILLION (1,000,000) shares at such time as Corsaire achieves annual earnings of $.50 per share or achieves annual sales revenue of $10,000,000 or achieves annual before tax earnings of $5,000,000.

     6. ADDITIONAL EMPLOYMENT BENEFITS: Dunavant shall be entitled to such additional employment benefits as are normal and customary for a President of a U.S. publicly traded company that is similar in size and nature as Corsaire.

     7. COUNTERPARTS: This Agreement may be signed in one or more counterparts.

     8. FACSIMILE TRANSMISSION SIGNATURES: A signature received pursuant to a facsimile transmission shall be sufficient to bind a party to this Agreement.

     If the above meets with your approval and agreement, please initial each page in the lower right hand corner, sign and date the signature page where indicated and fax myself and Mr. Hamouth a copy of the initialed and signed letter. Mr. Hamouth will likewise fax you a copy of his initialed and signed letter.


                                        Very truly yours,

                                        /s/ Carmine J. Bua, III
                                        ---------------------------------
                                             CARMINE J. BUA, III

CJB: dic
cc: Mr. Rene Hamouth (via fax)




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AGREED AND ACCEPTED


DATED: November 21, 1998                /s/ WILLIAM R. DUNAVANT
                                        -----------------------------
                                            WILLIAM R. DUNAVANT


                                            CORSAIRE, INC.


DATED: November 21, 1998                /s/ RENE M. HAMOUTH
                                        -----------------------------
                                            RENE M. HAMOUTH
                                            President and Director


WITNESSES: Illegible
           --------------------
           11/20/98





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